UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

SOUTHCORP CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21155	46-5429720
(Commission File No.)	(IRS Employer Identification No.)

205 Ave Del Mar #984
San Clemente, CA 92674
(Address of principal executive offices) (zip code)

(949) 461-1471
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

(1)	The Company’s Board of Directors approved the creation of Series D Preferred Stock. A copy of the Designation is attached as Exhibit 4.01.

(2)
On September 8, 2014, the Company’s Board of Directors has approved a dividend payment of $.0002 to be paid to shareholders of record on September 30, 2014. The payment date is October 15, 2014. The Board of Directors previously expected the record date to be September 15, 2014; however, decided to move the dividend record date to September 30, 2014.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.01:	10% Monthly Class D Cumulative Redeemable Preferred Stock

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SouthCorp Capital, Inc.

Dated: September 8, 2014	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO

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